UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: March 20, 2013

POWERSHARES DB G10 CURRENCY HARVEST FUND

(Exact Name of Registrant as Specified in its Charter)

PowerShares DB G10 Currency Harvest Fund – Delaware	16-6562496
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer ID Number)

c/o DB Commodity Services LLC 60 Wall Street New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

001-33020

(Commission File Number)

(212) 250-5883

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

This current report on Form 8-K relates to the Audited Financial Statements of DB Commodity Services LLC (“DBCS”) for the years ended December 31, 2012 and 2011. DBCS is the Managing Owner of PowerShares DB G10 Currency Harvest Fund. The DBCS Audited Financial Statements for the years ended December 31, 2012 and 2011 are attached hereto as Exhibit 99.1 and are being filed herewith.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith and this list is intended to constitute the exhibit index:

Number	Exhibit Title

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm

Exhibit 99.1	Audited Financial Statements of DB Commodity Services LLC for the years ended December 31, 2012 and 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PowerShares DB G10 Currency Harvest Fund

By:	DB Commodity Services LLC, its Managing Owner

By:	/s/ Martin Kremenstein
	Name:	Martin Kremenstein
	Title:	Chief Executive Officer

By:	/s/ Michael Gilligan
	Name:	Michael Gilligan
	Title:	Chief Financial Officer

Date:   March 20, 2013